1940 Act
Rule 30b2-1
VIA EDGAR

March 11, 2009

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	PHL Variable Accumulation Account II
File No. 811-22146, CIK 0001418970
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, provided to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
AIM Variable Insurance Funds	0000896435	2-26-09
AllianceBernstein® Variable Products Series (VPS) Fund, Inc.	0000825316	2-23-09
Dreyfus Investment Portfolios	0001056707	2-18-09
Dreyfus Stock Index Fund Inc.	0000846800	2-18-09
Dreyfus Variable Investment Fund	0000813383	2-18-09
Fidelity® Variable Insurance Products	0000831016	3-6-09	*
	0000356494	3-2-09
	0000927384	3-6-09	*
Financial Investors Variable Insurance Trust	0001382990	3-9-09
Franklin Templeton Variable Insurance Products Trust	0000837274	2-24-09
Janus Aspen Series	0000906185	2-26-09
Lazard Retirement Series	0001033669	3-10-09
Northern Lights Variable Trust	0001352621	3-11-09
Oppenheimer Variable Account Funds	0000752737	2-25-09
The Phoenix Edge Series Fund	0000792359	3-9-09
PIMCO Variable Insurance Trust	0001047304	3-4-09
Pioneer Variable Contracts Trust	0000930709	2-27-09
Royce Capital Fund	0001006387	2-27-09
Rydex Variable Trust	0001064046	3-9-09
T. Rowe Price Equity Series, Inc.	0000918294	2-20-09
Third Avenue Variable Series Trust	0001089107	2-24-09
Van Eck Worldwide Insurance Trust	0000811976	3-5-09
Vanguard	0000857490	3-6-09
Wanger Advisors Trust	0000929521	2-26-09

* Filed NT-NCSR

/s/ Lois L. McGuire

Lois L. McGuire

Director

Phoenix Life Insurance Company